                                                                EXHIBIT 10.54


                                  ASSIGNMENT

        FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Sunrise Technologies International, Inc. a Delaware corporation ("Sunrise"), with its principal place of business located at 47257 Fremont Blvd., Fremont, California 94538, hereby assigns and transfers all of its right, title and interest in the Settlement Agreement (the "Agreement") dated July 30, 1996, with American Dental Technologies, Inc., a Delaware corporation, ("ADT") a copy of which is attached as Exhibit A and incorporated herein by reference, to Lares Research, a California corporation ("Lares"), with its principal place of business located at 295 Lockheed Avenue, Chico, California 95973.

        In connection with this assignment, in addition to the warranties contained in the Asset Purchase Agreement dated March 25, 1997 between Sunrise and Lares, Sunrise warrants that:

1. Sunrise is the duly authorized licensee under the Agreement, having received the rights by merger, with Sunrise Technologies, Inc., its predecessor. The Agreement is valid, binding and enforceable against Sunrise in accordance with its terms. Sunrise has the right to assign this Agreement free of any encumbrance, lien, or any interest of third parties other than interests of third parties set forth in the Agreement. The Agreement will continue in full force and effect to the benefit of Lares with no change to its terms, except as might otherwise be separately agreed to by Lares and ADT, and Sunrise shall have no further rights as licensee of the patents under the Agreement, except with respect to such rights as Sunrise may have pursuant to the Security Agreement.

2. Sunrise has duly performed all, and is not in default of any, of its duties and obligations under the Agreement, including the payment of royalties, and ADT has no grounds for termination of the Agreement. To the best knowledge of Sunrise, ADT has duly performed all, and is not in default of any, of its duties and obligations under the Agreement, and Sunrise has no grounds for termination of the Agreement.

3. The Agreement is the entire and complete agreement between Sunrise and ADT as to the subject matter of the Agreement as described therein, accurately and completely reflects all the terms of agreement between Sunrise and ADT, and no change or amendment to the terms of the Agreement has been made.


                                        Sunrise Technologies International, Inc.


Dated: June 24, 1997                    By: /s/ David W. Light
                                            -----------------------
                                            David W. Light, Chief Executive
                                            Officer

                                            First Revision 6/20/97

                           ACCEPTANCE OF ASSIGNMENT


        Lares Research hereby accepts assignment from Sunrise of all of its right, title and interest in the Settlement Agreement dated July 30, 1996, with American Dental Technologies, Inc., a Delaware Corporation, and agrees to perform at its own expense all the obligations of Sunrise under the Agreement that arise after the effective date of this Assignment. Lares hereby acknowledges and confirms the validity of the patents and patent rights described in paragraph 6 of the Settlement Agreement dated July 30, 1996


                                        Lares Research


Dated:  6/24/97                         By:  /s/ Craig J. Lares
      -------------                          -------------------------
                                             Craig J. Lares, President



                        ACKNOWLEDGEMENT OF ASSIGNMENT

        American Dental Technologies, Inc., a Delaware corporation, ("ADT") with its principal place of business at 28411 Northwestern Highway, Suite 1100, Southfield, Michigan 48034-5541, and as owner of, and licensor to Sunrise of, the patents and patent rights described in paragraph 6 of the License
Agreement dated July 30, 1996 (the "Patents"), hereby acknowledges and accepts the assignment of the rights and obligations of Sunrise as licensee under the Agreement to Lares Research, a California corporation, and agrees and warrants as follows:

1. Upon the assignment of the Agreement from Sunrise to Lares, the Agreement will continue in full force and effect. ADT acknowledges that transfer of the rights of Sunrise under the Agreement to Lares does not constitute a default under the Agreement, and agrees not to interfere in any manner with the sale of the Sunrise Dental Division to Lares.

2. ADT hereby reaffirms the Agreement, including the warranties contained in paragraph 17 thereof, and agrees to recognize Lares as the duly authorized licensee under all the terms of the Agreement, subject to performance by Lares of the duties and obligations of licensee under the Agreement.

3. The patents are currently valid and to the best knowledge of ADT no part thereof is subject to any pending or threatened claims of infringement or invalidity.

4. Lares has and shall have no obligation to ADT with respect to the payment of the transfer fee payable by Sunrise under the Agreement; provided that, however, without in any manner affecting the validity and enforceability of ADT's agreements hereunder, Sunrise must make at closing the payment of $275,000 and assignments of 10% of the $1,000,000 promissory note from Lares as set forth in the letter dated June 10, 1997 from Nancy L. Murray agreed to by Sunrise and ADT.

5. The undersigned is duly authorized to execute this consent on behalf of ADT.


                                        American Dental Technologies, Inc.


Dated:  June 23, 1997                   By:   /s/ Ben J. Gallant
      --------------------                 ---------------------------------
                                           Ben J. Gallant, President and CEO


                                           First Revision 6/20/97

               CERTIFICATES OF ACKNOWLEDGMENT OF NOTARY PUBLIC


State of California                )

                                   )

County of Santa Clara              )
          --------------


        On 6-24-97 before me, Delores Aida Gonzales, Notary Public, personally appeared DAVID W. LIGHT, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


        WITNESS my hand and official seal.


Signature
          ------------------------------

State of California                )

                                   )

County of Santa Clara              )


        On 6-24-97 before me, Delores Aida Gonzales, Notary Public, personally appeared CRAIG J. LARES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.
                                                           [SEAL]

Signature /s/ Delores Aida Gonzales                DOLORES AIDA GONZALES
          ------------------------------           COMM. # 1036928
                                                   Notary Public--California
State of Michigan                   )              Santa Clara County
                                                   My Comm. Expires Aug. 21,1998
                                    )

County of Oakland                   )

        On 6-23-97 before me, Nancy Gillie Barron personally appeared BEN J. GALLANT, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


Signature /s/ Nancy Gillie Barron              NANCY GILLIE GARRONS STAMP
          ------------------------             Notary Public, Oakland County, MI
                                               My Commission Expires Dec.19,2000

                                               First Revision 6/20/1997